UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) May 26, 2005 (May 24, 2005)


                           Anthracite Capital, Inc.
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            (Exact name of registrant as specified in its charter)


     Maryland                          001-13937              13-397-8906
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(State or other jurisdiction          (Commission           (IRS Employer
 of incorporation)                    File Number)         Identification No.)


           40 East 52nd Street, New York, New York                  10022
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          (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code   (212) 810-3333
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                                     N/A
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        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

On May 24, 2005, at a regular meeting of its Board of Directors, Anthracite Capital, Inc. (the "Company" or "Anthracite") appointed Deborah J. Lucas to serve as a newly-appointed Director on its Board of Directors, increasing the size of the Board of Directors to nine Directors. Ms. Lucas has also been named to serve on the Audit Committee of the Company, effective May 24.

Ms. Lucas' term as director will expire at the annual meeting of stockholders in 2006. There is no arrangement or understanding between the new director and any other persons pursuant to which Ms. Lucas was selected as a Director. There were no transactions to report under Item 404 of Regulation S-K in connection with the appointment.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ANTHRACITE CAPITAL, INC.


                                         By: /s/ James J. Lillis
                                            --------------------------------
                                         Name:   James J. Lillis
                                         Title:  Chief Financial Officer

                                         Dated: May 26, 2005